Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO THE STOCKHOLDER AGREEMENT

This Amendment (this “Amendment”), dated as of June 30, 2013, is made by EVERTEC, Inc. (f.k.a. Carib Latam Holdings, Inc.), a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Company”), AP Carib Holdings, Ltd., an exempted company organized under the laws of the Cayman Islands (“Apollo”), and Popular, Inc., a corporation organized under the laws of the Commonwealth of Puerto Rico (“Popular”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Stockholder Agreement (as defined below).

WHEREAS, the Company, Apollo, Popular, and the other Holders are parties to that certain Stockholder Agreement, dated as of April 17, 2012, as amended by the First Amendment to the Stockholder Agreement dated as of March 27, 2013 (as so amended, the “Stockholder Agreement”);

WHEREAS, Section 12(h) of the Stockholder Agreement provides, among other things, that the Stockholder Agreement may be amended by the Company from time to time with the written consent of (a) Holders holding at least a majority of the Class A Shares then outstanding and (b) for so long as a Principal Stockholder’s Proportionate Percentage is at least 10%, such Principal Stockholder;

WHEREAS, Apollo and Popular collectively own a majority of the issued and outstanding Class A Shares, and Apollo, Popular and the Company desire to amend certain provisions of the Stockholder Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Stockholder Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A. Amendments to the Stockholder Agreement. The Stockholder Agreement is hereby amended as follows:

1. Section 2(d) – Composition. Effective as of the date hereof, Section 2(d) of the Stockholder Agreement is hereby amended as follows:

(a) Subclause (vi) of Section 2(d) shall be amended and restated as follows:

“(vi) if the number of Directors nominated pursuant to the foregoing clauses (ii) through (v) is less than eight, then a committee of the Board comprised of all Directors other than the Director or Directors who are to be replaced by Independent Replacement Directors because the Holder or Holders who nominated such Directors have lost the right to nominate such Directors pursuant to this Section 2 (the “Independent Replacement Director Selection Committee”), shall have the right to (A) nominate Independent Replacement Directors to fill such vacancies, which nominations must be reasonably acceptable to each Principal Stockholder so long as such Principal Stockholder’s Proportionate Percentage is 5% or more, and (B) remove any Independent Replacement Directors at any time and for any reason; provided that (1) nothing in this Agreement shall affect the right of holders of a majority of the outstanding Common Shares to remove any Independent Replacement Director with or without cause or the right of any holder of outstanding Common Shares to nominate a person for election as a Director (whether to fill a vacancy or otherwise) at any meeting of the stockholders in accordance with applicable Law, the Certificate of Incorporation and the Company’s bylaws; (2) the Independent Replacement Director Selection Committee shall act by the vote of a majority of all of its members (including any vacancies) in nominating and removing the Independent Replacement Directors; (3) except in connection with nominations for the annual meeting of the Holders or any special meeting of the Holders for which the notice of such meeting sets forth that the business to be conducted shall include the election of directors (and in the case of such a special meeting, solely to the extent of the number of directors so indicated to be elected), the Independent Replacement Director Selection Committee shall only nominate a person to be an Independent Replacement Director to the extent there exists, at such time, a vacancy on the Board; and (z) the Independent Replacement Director Selection Committee shall, in connection with nominating any person to be an Independent Replacement Director, indicate the order in which each Independent Replacement Director shall be automatically removed if the number of Independent Directors pursuant to this Section 2(d)(vi) decreases; and”

2. Section 2(g) – Term: Removal and Replacement. Effective as of the date hereof, Section 2(g) of the Stockholder Agreement is hereby amended and restated follows:

“(g) Term: Removal and Replacement. Each Principal Stockholder and each of its Partial Rights Transferees agrees to vote all of its Common Shares and to take all other necessary or desirable actions within its control (whether in such Holder’s capacity as a Holder or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company will, as promptly as practicable, take all necessary and desirable actions within its control (including, without limitation, calling special meetings of the Board and the Holders), so that each of the nominees designated in Section 2(d) or Section 2(e) will be elected as Directors at any annual or special meeting of the Holders (or by written consent in lieu of a meeting of the Holders), and each Director so elected will serve until their successors are duly elected and qualified pursuant to the terms of this Agreement or until their earlier death, disability, resignation or removal (with cause or without cause). Subject to applicable Law, no Director may be removed without the consent of the Holder who is entitled to nominate such individual as a Director pursuant this Agreement. Subject to applicable Law, a Director may only be removed at the direction of the party that is entitled to nominate such Director and, except as set forth in Section 2(d)(vi) and applicable Law, the vacancy created by any former Director may only be filled by a nominee of the party that was entitled to nominate such former Director. Each Principal Stockholder and each of its Partial Rights Transferees agrees to vote all of its Common Shares and to take all other necessary or desirable actions within its control (whether in such Holder’s capacity as a Holder or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company will, as promptly as practicable, take all

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necessary and desirable actions within its control (including, without limitation, calling special meetings of the Board and the Holders), so that each Director shall be removed as directed by the Holder entitled to nominate such Director. Furthermore, each Principal Stockholder and each of its Partial Rights Transferees shall vote all of its Common Shares to cause the individual then entitled to be the Management Director to be a member of the Board, including removing any person previously elected as the Management Director and no longer entitled to hold such position in accordance with this Agreement. In the event that a person serving as the Management Director loses the right pursuant to Section 2(d) to serve in such capacity, the Board (by majority vote of the Directors then in office, even in less than a quorum) may remove such person from the Board. Subject to the foregoing, in the event a vacancy is created on the Board by reason of the death, disability, resignation or removal (with cause or without cause) of any Director, each Principal Stockholder and each of its Partial Rights Transferees hereby agrees that such vacancy may be filled by a majority vote of the Directors then in office, even if less than a quorum, or by a sole remaining Director, and any Director so chosen shall hold office for the remainder of the full term in which such vacancy occurs; provided, that, any person chosen to fill such vacancy shall be selected in accordance with the procedures set forth in this Section 2. Subject to applicable Law, the Company and each Principal Stockholder and each of its Partial Rights Transferees shall fill any vacancies on the Board in accordance with this Section 2, as soon as practicable following the date such vacancy is created.”

3. Section 6(b) – Excluded Securities. Effective as of the date hereof, Section 6(b) of the Stockholder Agreement is hereby amended as follows:

(a) Subclause (ii)(A) of Section 6(b) shall be amended and restated as follows:

“(A) securities of the Company, including any options, warrants or other securities convertible into or exercisable or exchangeable for any such securities, issued pursuant to the Management Long-Term Compensation Plan, in an aggregate amount (inclusive of any such securities that have been converted into, exercised or exchanged for voting securities) at any time outstanding not to exceed (on an as-converted, exercised or exchanged basis) 2,921,604 Common Shares, and”

4. Section 12 (h) – Amendments. Effective as of the date hereof, Section 12(h) of the Stockholder Agreement is hereby amended and restated as follows:

“(h) Amendments. Other than with respect to amendments to Schedule I attached hereto, which may be amended by the Company to reflect additional Holders, this Agreement may not be amended, supplemented or modified without the written consent of (x) the Holders holding at least a majority of the Class A Shares held by all of the Holders at the time of such amendment and (y) for so long as any Principal Stockholder’s Proportionate Percentage is at least 10%, such Principal Stockholder; provided, however, that (i) any such amendment, modification or supplement that by its terms affects the rights or obligations of any Holder in a manner that is materially adverse and substantially different relative to other Holders shall not be enforceable against such Holder without the written consent of such Holder, and (ii) the written consent of the Company shall be required, in the event that any such amendment, modification or supplement imposes a burden or obligation on the Company or adversely affects a benefit or right of the Company under this Agreement.”

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5. Annex I – ACTIONS REQUIRING SPECIAL APPROVAL. Effective as of the date hereof, Annex I of the Stockholder Agreement is hereby amended as follows:

(a) Item 9 of Annex I shall be amended and restated as follows:

“9. any engagement by the Company or any Subsidiary of the Company, directly or indirectly, in one or a series of related transactions with (i) any Principal Stockholder, (ii) any Affiliate of a Principal Stockholder, (iii) any Person in which a Principal Stockholder or any of its Affiliates holds more than 50% of such Person’s equity securities or (iv) any executive management employee of the Company, other than (A) dividends and other distributions on shares of the Company’s capital stock, (B) in the case of clauses (ii), (iii) or (iv) above, transactions that are entered into on arm’s length terms in the ordinary course of business, and (C) in accordance with any agreement executed and delivered on the date of this Agreement with the consent of Apollo and Popular;”

B. Miscellaneous. This Amendment and the Stockholder Agreement, together, contain the complete agreement among the Company and the Holders and supersede any prior understandings, agreements, letters of intent, or representations by or among such parties, written or oral, to the extent they relate to the subject matter hereof. Except as specifically amended hereby, the Stockholder Agreement, as amended hereby, shall remain in full force and effect. The terms and provisions of Section 12 of the Stockholder Agreement are incorporated herein by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment.

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IN WITNESS WHEREOF, the Company has executed or caused this Amendment to be executed as of the date first written above.

EVERTEC, INC.

By:	/s/ Philip E. Steurer
Name:	Philip E. Steurer
Title:	Executive Vice President and Chief Operating Officer

[Signature Page to the Second Amendment to the Stockholder Agreement]

PRINCIPAL STOCKHOLDERS:

AP CARIB HOLDINGS, LTD.

By:	Apollo Management VII, L.P.,
its sole director

By:	AIF VII Management, LLC,
its general partner

By:	/s/ Scott Ross
Name:
Title:

POPULAR, INC.

By:	/s/ Ivan Pagani
Name:	Ivan Pagani
Title:	SVP

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Félix M. Villamil Pagani
Name:	Félix M. Villamil Pagani

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Lourdes Durán
Name:	Lourdes Durán

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Carlos J. Ramírez
Name:	Carlos J. Ramírez

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Jorge Rafael Hernández Gonzalez
Name:	Jorge Rafael Hernández Gonzalez

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Soraya Cheleuitte
Name:	Soraya Cheleuitte

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Luis Gerardo Alvarado
Name:	Luis Gerardo Alvarado

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Alexandra Villalobos Montero
Name:	Alexandra Villalobos Montero

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Miguel Vizcarrondo
Name:	Miguel Vizcarrondo

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Jackeline Cardona
Name:	Jackeline Cardona

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Raúl Aponte
Name:	Raúl Aponte

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Madeline Fontanés
Name:	Madeline Fontanés

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Ramón Luis Meléndez
Name:	Ramón Luis Meléndez

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Ana M. Hernández Colón
Name:	Ana M. Hernández Colón

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ José Luis Casas
Name:	José Luis Casas

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Emi Escribá
Name:	Emi Escribá

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Miguel Angel Mercado Morales
Name:	Miguel Angel Mercado Morales

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Marena Rodríguez
Name:	Marena Rodríguez

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Luisa Wert Serrano
Name:	Luisa Wert Serrano

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Luis A Munoz Zavala
Name:	Luis A Munoz Zavala

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Wanda Betancourt Diaz
Name:	Wanda Betancourt Diaz

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Joseph Albino
Name:	Joseph Albino

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Lilia Sylvette Ramos Figueroa
Name:	Lilia Sylvette Ramos Figueroa

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Luis Cabrera
Name:	Luis Cabrera

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Elisa Sánchez Colberg
Name:	Elisa Sánchez Colberg

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:
Name:	James Gonzalez, Jr.

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:
Name:	María Lizardi

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Juan Jose Roman Jimenez
Name:	Juan Jose Roman Jimenez

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Maday Viera
Name:	Maday Viera

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Miguel Arocho
Name:	Miguel Arocho

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Marcelino Zayas
Name:	Marcelino Zayas

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Maria Gois
Name:	Maria Gois

The spouse of the above signed Management Holder hereby executes this Amendment to acknowledge (a) the fairness of this Amendment and (b) that binding such spouse’s community interest, if any, in the Common Shares and any other securities referred to in this Amendment to the terms of this Amendment is in such spouse’s best interest.

SPOUSE OF MANAGEMENT HOLDER

By:	/s/ Renzo Pilotta
Name:	Renzo Pilotta

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Peter Harrington
Name:	Peter Harrington

[Signature Page to the Second Amendment to the Stockholder Agreement]

Thomas M. White 2006 Trust

By:
Name:	Trustee

[Signature Page to the Second Amendment to the Stockholder Agreement]

By:	/s/ Philip E. Steurer
Name:	Philip E. Steurer

[Signature Page to the Second Amendment to the Stockholder Agreement]